EXHIBIT 99.2

          PRO FORMA COMBINED BALANCE SHEET AND STATEMENT OF OPERATIONS FOR DOLPHIN ENERGY CORPORATION AND GALAXY INVESTMENTS, INC.
             AS OF SEPTEMBER 30, 2002 AND FOR THE PERIOD THEN ENDED

                            GALAXY INVESTMENTS, INC .
                INDEX TO PRO FORMA COMBINED FINANCIAL STATEMENTS






Pro Forma Combined Balance Sheet - September 30, 2002                  FF-3

Pro Forma Combined Statement of Operations-
     Period ended September 30, 2002                                   FF-4

Notes to Pro Forma Combined Financial Statements                       FF-5





















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                            GALAXY INVESTMENTS, INC.
                         PRO FORMA FINANCIAL INFORMATION

The accompanying pro forma combined financial statements present the historical financial information of Galaxy Investments, Inc. (Galaxy), as adjusted for the acquisition of Dolphin Energy Corporation (Dolphin), pursuant to an Agreement and Plan of Reorganization, dated as of November 1, 2002, entered into between Galaxy and Dolphin, effective as of November 13, 2002. For financial reporting purposes, the business combination is to be accounted for as an additional capitalization of Galaxy (a reverse acquisition with Dolphin as the acquirer). The operations of Dolphin will be the continuing operations of Galaxy.

The accompanying pro forma combined balance sheet presents the historical financial information of Galaxy as of September 30, 2002, as adjusted for the acquisition of Dolphin, accounted for as a reverse acquisition. The historical financial information of Galaxy is as of August 31, 2002, and the historical financial information of Dolphin is as of September 30, 2002.

The accompanying pro forma combined statement of operations for the period ended September 30, 2002 combines the historical financial information of Dolphin for the period from inception (June 18, 2002) to September 30, 2002 with the historical financial information of Galaxy for the nine months ended August 31, 2002 as if the acquisition had occurred at the beginning of the period.

Management has determined that no activity occurred during September 2002 that would impact the pro forma combined financial statements or affect the comparability of Galaxy's financial information from August 31, 2002.

The pro forma combined financial statements have been prepared by management, based on the historical financial statements of Galaxy and Dolphin. These pro forma combined financial statements may not be indicative of the results that actually would have occurred if the combination had been in effect on the dates indicated or which may be obtained in the future. The pro forma combined financial statements should be read in conjunction with the historical financial statements of Galaxy for the nine months ended August 31, 2002 included in Galaxy's Form 10-QSB for the nine months ended August 31, 2002, and with the historical financial statements of Dolphin as of September 30, 2002 and for the initial period then ended, included elsewhere in this filing on Form 8K.



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                            GALAXY INVESTMENTS, INC.
                        PRO FORMA COMBINED BALANCE SHEET
                               SEPTEMBER 30, 2002


                                                  GALAXY          DOLPHIN        PRO FORMA            PRO FORMA
                                                       (HISTORICAL)             ADJUSTMENTS            COMBINED

ASSETS

CURRENT ASSETS
Cash                                          $         -       $         76    $   305,500    2   $    305,576
Prepaid expenses                                        -             40,000                             40,000
Subscriptions receivable                                -            305,500       (305,500)   2              -
                                              ------------      -------------   ------------       -------------
Total Current Assets                                    -            345,576              -             345,576

UNDEVELOPED OIL & GAS PROPERTIES                        -            677,962              -             677,962
                                              ------------      -------------   ------------       -------------

                                              $         -       $  1,023,538    $         -        $  1,023,538
                                              ============      =============   ============       =============

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
Bank overdraft                                $        26       $          -    $         -        $         26
Accounts payble-trade                              11,314             56,345                             67,659
Accounts payable-related                           25,223            184,204                            209,427
Property purchase payable                               -            396,000              -             396,000
                                              ------------      -------------   ------------       -------------

Total Current Liabilities                          36,563            636,549              -             673,112
                                              ------------      -------------   ------------       -------------

STOCKHOLDERS' EQUITY
Preferred stock                                         -                  -              -                   -

Common stock                                        9,028                560          5,043    1         30,025
                                                                                     15,394    2

Capital in excess of par value                      6,474            744,440        (57,108)   1        983,912
                                                                                    290,106    2

Common stock subscribed                                              305,500       (305,500)   2              -

Deficit accumulated during the
development stage
                                                  (52,065)          (663,511)        52,065    1       (663,511)
                                              ------------      -------------   ------------       -------------

                                                  (36,563)           386,989              -             350,426
                                              ------------      -------------   ------------       -------------
                                              $         -       $  1,023,538    $         -        $  1,023,538
                                              ============      =============   ============       =============


            See notes to the proforma combined financial statements.

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

                            GALAXY INVESTMENTS, INC.
                   PRO FORMA COMBINED STATEMENT OF OPERATIONS
                        PERIOD ENDED SEPTEMBER 30, 2002



                                                  GALAXY          DOLPHIN        PRO FORMA            PRO FORMA
                                                       (HISTORICAL)             ADJUSTMENTS            COMBINED

REVENUES                                      $         -      $           -    $         -        $          -

OPERATING EXPENSES
General and administrative                         29,742            663,511              -             693,253
                                              ------------     --------------   ------------       -------------

                                                   29,742            663,511              -             693,253
                                              ------------     --------------   ------------       -------------

NET (LOSS)                                    $   (29,742)     $    (663,511)   $         -        $   (693,253)
                                              ============     ==============   ============       =============
NET (LOSS) PER COMMON SHARE-
BASIC AND DILUTED                                                                                  $      (0.02)
                                                                                                   =============
WEIGHTED AVERAGE NUMBER OF
COMMON SHARES OUTSTANDING-
BASIS AND DILUTED                                                                                    30,025,058
                                                                                                   =============



            See notes to the proforma combined financial statements.

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

                            GALAXY INVESTMENTS, INC.
                NOTES TO PRO FORMA COMBINED FINANCIAL STATEMENTS
                                  (UNAUDITED)



NOTE 1 - BASIS OF PRESENTATION

The accompanying pro forma combined financial statements are presented to reflect the acquisition of Dolphin by Galaxy, accounted for as a reverse acquisition, with the operations of Dolphin being the continuing operations of the combined entities.

The accompanying pro forma combined balance sheet as of September 30, 2002 has been prepared to give effect to the acquisition of Dolphin by Galaxy as if the acquisition occurred on September 30, 2002. The accompanying pro forma combined statement of operations combines the historical operations of Galaxy for the nine months ended August 31, 2002 and the historical operations of Dolphin for the period from inception (June 18, 2002) to September 30, 2002 as if the acquisition had occurred at the beginning of the period.

Management has determined that no activity occurred during September 2002 that would impact the historical financial information of Galaxy.

NOTE 2 - PRO FORMA ADJUSTMENTS

The unaudited pro forma combined financial statements reflect the following pro forma adjustments:

1. Adjust for issuance of 9,028,000 shares of Galaxy for 100% of the outstanding common shares of Dolphin.

2. Reflect as issued and outstanding 15,394,116 shares of Dolphin common stock subscribed for at September 30, 2002, for which proceeds were received by Dolphin in October 2002.

NOTE 3 - (LOSS) PER COMMON SHARE

Pro forma loss per common share for the period ended September 30, 2002 is computed based on the weighted average number of common shares outstanding during the period, assuming that the 9,028,000 shares of Galaxy outstanding as of the date of the reverse acquisition, and all shares of Dolphin, including those subscribed shares reflected as issued and outstanding shares, were outstanding as of the beginning of the period presented.











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